UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue, Suite 100 Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Sight Sciences, Inc. (the “Company”) is evaluating its guidance for full year 2023 due to the uncertain impact of reimbursement coverage for its Surgical Glaucoma segment discussed below. The Company plans to discuss any updates to its guidance on its upcoming earnings conference call currently scheduled to be held on November 7, 2023.*

Item 8.01	Other Events

On October 26, 2023, WPS Government Health Administrators, (“WPS”), a Medicare Administrative Contractor (“MAC”) published LCD L39620 Micro-Invasive Glaucoma Surgery (MIGS), with a future effective date of December 24, 2023 (the “LCD”). WPS administers Part B Medicare benefits in Kansas, Nebraska, Missouri, Iowa, Indiana, and Michigan. The LCD identifies certain procedures as investigational in patients over the age of 18 for glaucoma management, including canaloplasty in combination with trabeculotomy ab interno which is the procedure performed by the Company’s OMNI® Surgical System.

Goniotomy was listed as a covered procedure with certain limitations. The Company is still assessing the LCD’s goniotomy coverage determinations and their potential impact on continued coverage for its SIONTM Surgical Instrument technology.

The WPS-served states accounted for approximately 8% of the Company’s Surgical Glaucoma revenue in 2022.

The Company strongly disagrees with the LCD’s characterization of the FDA cleared, IOP lowering procedure involving the OMNI technology as investigational, and will pursue all remediation possibilities to maintain or reinstate coverage.

In addition to all other peer-reviewed, published clinical evidence already submitted to the MACs, the Company has also recently submitted for peer reviewed publication its prospective, 36-month, multicenter GEMINI study to measure the long-term effectiveness and safety of the OMNI Surgical System used in combination with cataract surgery in patients with mild to moderate open-angle glaucoma. The Company believes this evidence showing sustained and durable IOP and medication reductions provides further confirmation of the clinical outcomes out to three years exceeding the two year data requirement in the LCD for the procedure to be determined reasonable and necessary. The Company expects this data to be published in the upcoming months.

Four other MACs, including Palmetto GBA, Celerian Group Company, National Government Services and Noridian Healthcare Solutions, have also proposed LCDs that, if finalized in their proposed form, would identify OMNI as investigational. The Company cannot predict when these additional MACs will finalize their LCDs or the outcome of their coverage decisions.

The states served by these five MACs accounted for approximately 63% of the Company’s Surgical Glaucoma revenue in 2022 in the aggregate. The Company plans to continue to engage with WPS and the other MACs to maintain coverage for OMNI.

Cautionary Note Regarding Forward-Looking Statements

This Current Report, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and estimates, are forward-looking statements and should be evaluated as such. These forward-looking statements include, but are not limited to, statements regarding the Company’s guidance for full year 2023; the Company’s plans to address the characterization of the Omni Surgical System as investigational; the Company’s plans to engage the MACS to maintain coverage; and the timeframe for publication of the GEMINI study. Such statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “designed,” “seeks,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. The Company bases these forward-looking statements on management’s current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors management believes are appropriate under the circumstances at such time. Although management believes these forward-looking statements are based upon reasonable assumptions at the time they are made, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements, including the important factors discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Current Report. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

*

The information in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act or Exchange Act, except as expressly set forth by specific reference in such filing.

OMNI® is a registered trademark of Sight Sciences, Inc. SION™ is a trademark of Sight Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sight Sciences, Inc.

Date: October 26, 2023	By:	/s/ Alison Bauerlein
Chief Financial Officer